Exhibit 99.1

Customers Bancorp

1015 Penn Avenue

Wyomissing, PA 19610

Contacts:

Jay Sidhu, Chairman & CEO 610-935-8693

Carla Leibold, CFO 484-923-8802

Bob Ramsey, Director of Investor Relations 484-926-7118

Customers Bancorp Commences Public Offering of Subordinated Notes

Rated “BBB-” by Kroll Bond Rating Agency*

Wyomissing, PA, December 4, 2019 - Customers Bancorp, Inc. (NYSE: CUBI) the parent company of Customers Bank and its operating division BankMobile (collectively the “Company” or “Customers”), today announced that it has commenced an underwritten public offering of $35 million aggregate principal amount of Subordinated Notes due 2034 (the “Subordinated Notes”). The Company expects to grant the underwriters of the offering an option to purchase up to an additional 15% of the aggregate principal amount of the Subordinated Notes sold, at the public offering price, less the underwriting discounts, to cover over-allotments, if any. The Subordinated Notes received an investment grade rating of BBB- from Kroll Bond Rating Agency, Inc., an independent, unaffiliated rating agency. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Customers expects to use the net proceeds for general corporate purposes, which may include working capital and the funding of organic growth at Customers Bank. Customers also may use a portion of the net proceeds to redeem shares of its preferred stock once they become redeemable, repurchase shares of its common stock, or fund, in whole or in part, possible future acquisitions of other financial services businesses.

If the offering is completed, the Subordinated Notes will be issued in denominations of $25 and integral multiples of $25 in excess thereof. The Company has applied to list the Subordinated Notes on the New York Stock Exchange. If the offering is completed and the application is approved, trading in the Subordinated Notes on the New York Stock Exchange is expected to begin within 30 days after the Subordinated Notes are first issued.

The joint book-running managers for the offering are B. Riley FBR, Inc., D.A. Davidson & Co. and Janney Montgomery Scott LLC. The lead managers for the offering are William Blair & Company,

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

L.L.C. and Boenning & Scattergood, Inc. The co-managers for the offering are Incapital LLC, Maxim Group LLC and Wedbush Securities Inc.

A shelf registration statement on Form S-3 (File No. 333-218483) relating to the offering was filed previously with the Securities and Exchange Commission (“SEC”) and is effective. A preliminary prospectus supplement related to the offering has been filed with the SEC. Copies of the shelf registration statement (including the base prospectus), the preliminary prospectus supplement and other documents that the Company has filed with the SEC that are incorporated by reference into the registration statement are available at no charge by visiting EDGAR on the SEC's website located at www.sec.gov. A final prospectus supplement will be filed with the SEC and will be available on the SEC's website once filed. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by contacting: B. Riley FBR, Inc., Attention: Prospectus Department, 1300 17th Street North, Suite 1300, Arlington, Virginia 22209, by telephone at (703) 312-9580 or by email at prospectuses@brileyfbr.com; D.A. Davidson & Co., Attention Syndicate Department, 8 Third Street North, Great Falls, MT 59401, by telephone at 1-800-332-5915 or by email at prospectusrequest@dadco.com; or Janney Montgomery Scott LLC, Attention: Syndicate Department, 1717 Arch Street, Philadelphia, PA 19103, by telephone at 215-665-4450 or by email at prospectus@janney.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any offer or sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Institutional Background

Customers Bancorp, Inc. is a bank holding company located in Wyomissing, Pennsylvania engaged in banking and related businesses through its bank subsidiary, Customers Bank. Customers Bank is a community-based, full-service bank with assets of approximately $11.7 billion at September 30, 2019. A member of the Federal Reserve System with deposits insured by the Federal Deposit Insurance Corporation, Customers Bank is an equal opportunity lender that provides a range of banking services to small and medium-sized businesses, professionals, individuals and families through offices in Pennsylvania, Illinois, New York, Rhode Island, Massachusetts, New Hampshire and New Jersey. Committed to fostering customer loyalty, Customers Bank uses a High Tech/High Touch strategy that includes use of industry-leading technology to provide customers better access to their money, as well as Concierge Banking® by appointment at customers’ homes or offices 12 hours a day, seven days a week. Customers Bank offers a continually expanding portfolio of loans to small businesses, multi-family projects, mortgage companies and consumers.

Customers Bancorp, Inc.'s voting common shares are listed on the New York Stock Exchange under the symbol CUBI. Additional information about Customers Bancorp, Inc. can be found on the Company’s website, www.customersbank.com. Information on, or accessible through, our website is not part of any prospectus supplement or prospectus relating to the offering described herein, other than documents that we file with the SEC that are specifically incorporated by reference into any such prospectus supplement or prospectus.

“Safe Harbor” Statement

In addition to historical information, this press release may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.'s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.'s control). Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause Customers Bancorp, Inc.'s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. In addition, important factors relating to the acquisition of the Disbursements business, the combination of Customers' BankMobile business with the acquired Disbursements business, the implementation of Customers Bancorp, Inc.'s strategy to retain BankMobile for 2-3 years, the possibility that the expected benefits of retaining BankMobile for 2-3 years may not be achieved, or the possible effects on Customers' results of operations if BankMobile is never divested could cause Customers Bancorp's actual results to differ from those in the forward-looking statements. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.'s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2018, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank.